                                                           Exhibit 23.1

         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 13, 2004, in Amendment No. 3 to the
Registration Statement (Form S-11 No. 333-112839) and related Prospectus of
Global Signal Inc. for the registration of $200,000,000 of its common stock.

                                                     /s/ Ernst & Young LLP

Tampa, Florida
May 18, 2004